SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) June 5, 2003
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                           FIRST ADVANTAGE CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

Delaware                            0-50285                      61-1437565
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

805 Executive Center Drive West, Suite 300, St. Petersburg, Florida     33702
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (727) 290-1000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets.

     On June 5, 2003, First Advantage Corporation completed its acquisition of The First American Corporation's Screening Technology (FAST) division, comprised of American Driving Records, Inc., Employee Health Programs, Inc., First American Registry, Inc., HireCheck, Inc., SafeRent, Inc. and Substance Abuse Management, Inc. First Advantage also completed its acquisition of US SEARCH.com Inc. at the same time. The acquisitions were consummated by merging separate wholly-owned subsidiaries of First Advantage with and into each company. First Advantage is now the parent company of ADR, Registry, SafeRent, HireCheck, EHP, SAMI, US SEARCH, and their subsidiaries.

     In the mergers, each outstanding share of US SEARCH common stock was converted into the right to receive 0.04 of a share of First Advantage Class A common stock. First American received shares of First Advantage Class B common stock in the transaction. First American now owns approximately 80% of the outstanding shares of capital stock of First Advantage, and former stockholders of US SEARCH own the remaining shares of capital stock of First Advantage. First American now controls approximately 98% of the voting stock in First Advantage. Please see the press release attached as Exhibit 99.1 to this report and incorporated herein by reference.

     Beginning June 6, 2003, shares of First Advantage Class A common stock issued to former stockholders of US SEARCH will be listed for trading on the Nasdaq National Market under the symbol "FADV."

     First Advantage filed a registration statement on Form S-4 (No. 333-102565), as amended, registering under the Securities Act the shares of Class A common stock to be issued to former stockholders of US SEARCH in the acquisition of US SEARCH. The registration statement contains additional information about the transaction.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements

     The following financial data are included in the proxy statement/prospectus forming a part of pre-effective amendment number 5 to First Advantage's registration statement on Form S-4 (No. 333-102565), and incorporated herein by reference:

          o audited combined balance sheets, statements of operations, changes in stockholder's equity and cash flows of the FAST division as of December 31, 2002 and 2001, and the results of operations and cash flows of the FAST division for each of the three years in the period ended December 31, 2002;

          o unaudited balance sheet of SafeRent, Inc. for the year ended December 31, 2001, unaudited balance sheet, statement of operations, statement of changes in owners' equity and statement of cash flows of SafeRent, Inc. for the nine months ended September 30, 2002, unaudited statement of operations and statement of cash flows of SafeRent, Inc. for the nine months ended September 30, 2001, and balance sheets, statements of operations, statements of owners' equity and statements of cash flows of SafeRent, Inc. for the years ended December 31, 2001 (unaudited) and 2000;

          o balance sheet of Employee Health Programs, Inc. for the year ended December 31, 2001, unaudited balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flows of Employee Health Programs, Inc. for the nine months ended September 30, 2002, unaudited statements of income and statements of cash flows of Employee Health Programs, Inc. for the nine months ended September 30, 2001, and balance sheets, statements of income, statements of stockholders' equity and statements of cash flows of Employee Health Programs, Inc. for the years ended December 31, 2001 and 2000;
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          o    balance sheet, income statement, statement of changes in
               stockholders' equity and statement of cash flows of Substance Abuse Management, Inc. for the year ended December 31, 2000; and

          o balance sheets, income statements, statements of changes in stockholders' equity and statements of cash flows of American Driving Records, Inc. for the years ended December 31, 2001 and 2000.

     The audited consolidated balance sheets and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows of US SEARCH.com Inc. and its subsidiary at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002 are included in the proxy statement/prospectus forming a part of pre-effective amendment number 5 to First Advantage's registration statement on Form S-4 (No. 333-102565), and incorporated herein by reference.

     As permitted by Form 8-K, the unaudited consolidated financial statements for the quarter ended March 31, 2003 will be filed by amendment to this Form 8-K.

     (b)  Pro Forma Financial Information

     The unaudited pro forma combined financial statements for the FAST division and US SEARCH.com Inc. for the year ended December 31, 2002 are included in the proxy statement/prospectus forming a part of pre-effective amendment number 5 to First Advantage's registration statement on Form S-4 (No. 333-102565), and incorporated herein by reference.

     As permitted by Form 8-K, unaudited pro forma combined financial statements for the quarter ended March 31, 2003 will be filed by amendment to this Form 8-K.

     (c)  Exhibits

Exhibit No.    Description
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2.1            Agreement and Plan of Merger, dated as of December 13, 2002, among The First American Corporation, US SEARCH.com Inc., First
               Advantage Corporation and Stockholm Seven Merger Corp. (included as Exhibit 2.1 to pre-effective amendment number 5 to First
               Advantage's registration statement on Form S-4 (No. 333-102565) and incorporated herein by reference).

23.1 Consent of PricewaterhouseCoopers LLP with respect to The First American Corporation Screening Technology Companies.

23.2           Consent of PricewaterhouseCoopers LLP with respect to US
               SEARCH.com Inc.

99.1           Press Release.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST ADVANTAGE CORPORATION

Date: June 6, 2003                 By: /s/ Kenneth DeGiorgio
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                                      Name:   Kenneth DeGiorgio
                                      Title:  Vice President and General Counsel
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